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                                                                    Exhibit 10.3

                            eResearchTechnology, Inc.

                             2003 Stock Option Plan


1.       Purpose

         The purpose of the 2003 Stock Option Plan (referred to herein as the "Plan") of eResearchTechnology, Inc. (the "Company") is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its subsidiaries (as such term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) may be given an opportunity to purchase shares of common stock of the Company ("Common Stock"). The Plan is intended to promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its subsidiaries to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

2.       Administration

         A. General. The Plan shall be administered by a Committee consisting of not less than two directors (the "Committee") to be appointed from time to time by the Board of Directors. Membership on the Committee shall in any event be limited to those members of the Board who (i) are "Non-Employee Directors" as defined in the regulations promulgated by the Securities and Exchange Commission pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor statute or regulation, and (ii) "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have the power to select option holders, to establish the number of shares and other terms applicable to each such option, to construe the provisions of the Plan and to adopt rules and regulations governing the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders of stock options ("Stock Options") granted under the Plan. All power and authority granted hereunder to the Committee may, at the discretion of the Board of Directors, be exercised by the Board of Directors, and unless the context clearly indicates otherwise, all references herein to the "Committee" shall be deemed to refer to the Board of Directors in the absence of the appointment of the Committee or in the event of the exercise by the Board of Directors of the Committee's power and authority. The members of the Board of Directors or the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or to any Stock Option granted pursuant thereto.

         B. Additional Powers. The Committee may: (i) modify or restrict exercise procedures and any other Plan procedures; (ii) establish local country plans as subplans to this Plan, each of which may be attached as an Appendix hereto and to the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of awarding Stock Options in jurisdictions outside the United States under such a subplan, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside the United States; (iii) take any action, before or after a Stock Option is granted, which it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals; provided that the Committee may not take any action hereunder which would violate any securities law or any governing statute.
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3.       Eligibility

         The persons who shall be eligible to participate in this Plan and receive Stock Options hereunder shall be the Company's directors and such employees and other individuals who provide services to or otherwise have a relationship with the Company or its subsidiaries as the Committee shall from time to time determine. An eligible individual may receive more than one award of stock options under the Plan.

4.       Allotment of Shares

         Subject to Section 6.A(v) of the Plan, the shares of the Common Stock, $0.01 par value, of the Company that may be issued under the Plan shall be 850,000 shares. Such shares may be authorized and unissued shares (that are not reserved for any other purpose) or shares issued and subsequently reacquired by the Company. Without limiting the generality of the foregoing, whenever the Company receives shares of Common Stock in connection with the exercise of or payment for any Stock Options granted under the Plan, only the net number of shares actually issued shall be counted against the foregoing limit. Shares that by reason of the expiration of a Stock Option or otherwise are no longer subject to purchase pursuant to a Stock Option granted under the Plan may be available for subsequent grants of Stock Options under the Plan. Notwithstanding anything to the contrary set forth in the Plan, the maximum number of shares of Common Stock for which Stock Options may be granted to any employee in any calendar year shall be 150,000 shares.

5.       Effective Date and Term of Plan

         The effective date of the Plan is the date on which it is approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present or represented by proxy and entitled to vote at a meeting of stockholders or, if action is by written consent in lieu of a meeting of stockholders, by the consent of the holders of a majority of the outstanding shares of Common Stock of the Company. The Plan shall terminate one day before the tenth anniversary of the effective date, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the option holder, any of the rights or obligations of any Stock Option theretofore granted under the Plan, except or specifically authorized herein.

6.       Terms and Conditions

         A.       All Stock Options

                  Stock Options granted pursuant to this Plan shall be evidenced by Stock Option agreements in such form not inconsistent with the Plan as the Committee shall from time to time approve. Nothing in this Plan or any Stock Option granted hereunder shall govern the employment rights and duties between the option holder and the Company or subsidiary. Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties. The following shall also apply to all Stock Options granted under the Plan.
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                  (i)      Option Price

                           The option price per share of Common Stock for each
Stock Option shall be determined by the Committee, consistent with the provisions of this Plan.

                  (ii)     Time of Exercise of Option

                           Except as otherwise set forth herein,  the Committee
shall establish the option period and time or times within the option period when the Stock Option may be exercised in whole or in such parts as may be specified from time to time by the Committee, provided that no Stock Option shall be exercisable after ten years from the date of grant thereof. Unless otherwise determined by the Committee in its sole discretion, no Stock Option shall be exercisable until after the expiration of six months from the date of grant. The Committee may in its discretion accelerate the time or times when any particular Stock Option held by said option holder may be so exercised so that such time or times are earlier than those originally provided in the Stock Option agreement, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. In all cases, exercise of a Stock Option shall be subject to the provisions of Section 6A(vi).

                  (iii)    Payment and Manner of Exercise

                           The entire option price shall be paid at the time
the Stock Option is exercised. To the extent that the right to purchase shares of Common Stock has accrued hereunder, Stock Options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the Stock Option is being exercised and the time of delivery thereof, in accordance with such administrative procedures as may from time to time be specified by the Committee. Such notice of exercise shall be accompanied by full payment for the shares by: (1) certified or official bank check or the equivalent thereof acceptable to Company; (2) at the sole discretion of the Committee, by tendering to the Company shares of Common Stock, or requesting the Company to accept shares to be acquired by exercising the Stock Option, having an aggregate fair market value, determined by the Company at the date of payment, equal to the option price, provided that such shares are not subject to any pledge or other security interest; (3) at the sole discretion of the Committee, by permitting the option holder to deliver written notice to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the option price; or (4) at sole discretion of the Committee, any combination of the foregoing.

                           Upon exercise, the Company shall deliver to the
option holder (or other person entitled to exercise the Stock Option), at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such periods as may be required for it with reasonable diligence to comply with any requirements of law; and provided further that in the event the Common Stock that is issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company may require that the registered owner deliver an investment representation in form acceptable to the Company and its counsel, and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time the Common Stock issuable upon exercise of the Stock Option. If the option holder (or other person entitled to exercise the Stock Option) fails to accept delivery, the option holder's payment shall be returned and the right to exercise the Stock Option with respect to such undelivered shares shall be terminated.


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                           The Committee may also, in its discretion and subject
to prior notification to the Company by an option holder, permit an option holder to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the option holder will simultaneously exercise the Stock Option and sell the shares acquired thereby through the Company's transfer agent or such brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Stock Option has been exercised.

                           The Company may, at any time, offer to buy out one or
more Stock Options for payment in cash, based on such terms and conditions as the Committee shall establish and communicate to the option holder at the time that such offer is made.

                  (iv)     Non-Transferability of Stock Option

                           A Stock Option by its terms shall not be assignable
or transferable by the option holder otherwise than by will or by the laws of descent and distribution.

                  (v) Adjustment in Event of Recapitalization of the Company

                           (a) Changes in Capitalization. Subject to any
required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Stock Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of a Stock Option, including the maximum number of shares of Common Stock for which Stock Options may be granted to any employee in any calendar year, as well as the price per share of Common Stock covered by each such outstanding Stock Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or other similar event that affects the Common Stock such that an adjustment is required to preserve or prevent enlargement of the benefits or potential benefits made available under the Plan. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a Stock Option.


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                           (b) Dissolution or Liquidation. In the event of the
proposed dissolution or liquidation of the Company, all outstanding Stock Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its discretion in such instances, declare that any Stock Option shall terminate as of a date fixed by the Committee and give each option holder the right to exercise the option holder's Stock Option as to all or any part of the shares of Common Stock covered by the Stock Option, including shares as to which the Stock Option would not otherwise be exercisable.

                           (c) Sale or Merger. In the event of a proposed sale
of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing a Stock Option to be assumed or an equivalent Stock Option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each option holder shall have the right to exercise the option holder's Stock Option as to all of the shares of Common Stock covered by the Stock Option, including shares as to which the Stock Option would not otherwise be exercisable, or (iii) declaring that a Stock Option shall terminate at a date fixed by the Committee provided that the option holder is given notice and opportunity to exercise the then exercisable portion of the option holder's Stock Option prior to such date.

                  (vi)     Rights after Termination of Employment

                           In the event of termination of employment due to any
cause other than death or disability, rights to exercise the Stock Option to the extent otherwise exercisable on the date of termination of employment, or to any greater extent permitted by the Committee, shall terminate three months following cessation of employment. In the event of termination of employment due to disability (within the meaning of Section 22(e)(3) of the Code) or death, such option holder or executor, administrator or devisee of an option holder, shall have the right to exercise such Stock Option (to the extent otherwise exercisable on the date of death or disability) at any time within one year after cessation of employment by reason of such disability or death. In the event of termination of employment for any reason, including death or disability, any portion of the Stock Option not exercisable on the date of such termination of employment shall expire unless otherwise provided by this Plan or the Committee in its sole discretion.

                  (vii)    Fair Market Value

                           "Fair Market Value" on any date means: (a) if the
Common Stock is listed on a national securities exchange, the closing price reported as having occurred on the primary exchange with which the Common Stock is listed and traded; (b) if the Common Stock is not listed on any national securities exchange but is quoted in the Nasdaq Stock Market on a last sale basis, the last sale reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (c) if the Common Stock is not listed on a national securities exchange nor quoted in the Nasdaq Stock Market on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock in accordance with the Code and regulations promulgated thereunder.


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         B.       Non-Qualified Stock Options

                  The Committee may, in its discretion, grant Stock Options under the Plan which, in whole or in part, do not qualify as incentive stock options under Section 422 of the Code ("Non-Qualified Options"). The terms and conditions of the Non-Qualified Options shall be governed by Section 6A above.

                  (i)      Option Price

                           The option price per share for each Non-Qualified
Option shall not be less than 100% of the fair market value of the Common Stock on the date the Stock Option is granted. The fair market value shall be determined as set forth in Section 6A(vii) above.

         C.       Incentive Stock Options

                  The Committee may, in its discretion, grant Stock Options under the Plan, which qualify, in whole or in part, as incentive stock options ("Incentive Stock Option") under Section 422 of the Code. In addition to the terms and conditions set forth in Section 6A above, the following terms and conditions shall govern any Incentive Stock Option issued under the Plan.

                  (i)      Maximum Fair Market Value of Incentive Stock Options

                           No option holder may have Incentive Stock Options
that become exercisable for the first time in any calendar year (under all Incentive Stock Option plans of the Company and its subsidiary corporations) with an aggregate fair market value (determined as of the time such Incentive Stock Option is granted) in excess of $100,000.

                  (ii)     Option Price

                           The option price per share for each Incentive Stock
Option shall be 100% of the Fair Market Value of the Common Stock on the date the Stock Option is granted; provided, however, that in the case of the grant to an option holder who owns Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the option price of such Stock Option shall be at least 110% of the Fair Market Value of the Common Stock on the date the Stock Option is granted. The Fair Market Value shall be determined as prescribed in Section 6A(vii) above.

                  (iii)    Period of  Stock Option

                           Each Incentive Stock Option shall expire ten years
from the date it is granted or at the end of such shorter period as may be designated by the Committee on the date of grant; provided, however, that in the case of the grant of an Incentive Stock Option to an option holder who owns Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such Stock Option shall not be exercisable after the expiration of five years from the date it is granted.


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                  (iv)     Eligible Participants

                           Incentive Stock Options may be issued only to
employees of the Company or its parent or subsidiary corporation or corporations.

                  (v)      Interpretation

                           No term of the Plan relating to Incentive Stock
Options shall be interpreted, amended, or altered, nor shall any direct discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code.

         D.       Substitution of Options.

                  Options may be granted under the Plan from time to time in substitution for Stock Options held by employees of other corporations who are about to become, and who do concurrently with the grant of such Stock Options become, employees of the Company or a subsidiary of the Company as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or the acquisition by the Company or a subsidiary of the Company of the assets of the employing corporation or the acquisition by the Company or a subsidiary of the Company of stock of the employing corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Section 6 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Stock Options in substitution for which they are granted.

7.       Fixed Option Grants to Outside Directors.

         A.       Defined Terms

                  (i) The term "Outside Directors" as utilized herein refers to any individual who serves as a member of the Board of Directors of the Company and who is neither (a) an employee of the Company, (c) the beneficial owner of 10% or more of the outstanding Common Stock of the Company (a "Significant Holder"), or (c) a stockholder, member or partner of any entity which itself is a Significant Holder

                  (ii) The term "Annual Meeting" as utilized herein refers to an Annual Meeting of Stockholders of the Company.

         B.       Initial Grants

                  Each Outside Director initially elected to the Board of Directors after the effective date of the Plan shall be automatically granted, on the date of such election, an option to acquire 10,000 shares of the Common Stock of the Company.


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         C.       Annual Grants

                  Commencing with the 2003 Annual Meeting, each Outside Director who is a member of the Company's Board of Directors immediately following an Annual Meeting shall be automatically granted, on the date of the Annual Meeting, an option to acquire 10,000 shares of the Common Stock of the Company, provided that an Outside Director first elected to the Board of Directors at such Annual Meeting or within six months prior to such Annual Meeting shall not be eligible for the annual grant otherwise to be issued at the date of such Annual Meeting.

         D.       Terms of Fixed Option Grants

                  Stock Options granted pursuant to this Section 7 will be subject to all of the terms and conditions of the Plan. In addition, each such Stock Option granted pursuant to this Section 7 shall also be subject to the following terms and conditions:

                  (i) The option price per share shall be 100% of the Fair Market Value of the Common Stock on the date the Stock Option is granted. The Fair Market Value shall be determined as prescribed in Section 6A(vii) above;

                  (ii) Each option will be immediately exercisable upon grant;

                  (iii) Shares of Common Stock received upon exercise of the option granted pursuant to this Section 7 may not be sold, transferred, assigned, pledged or otherwise disposed of until at least six months and one day after the date of grant;

                  (iv) Each option will expire upon the earlier of (a) ten years from the date of grant or (b) three months after the Outside Director ceases to serve as a director for any reason; and

                  (v) No Stock Option granted under this Section 7 shall constitute an Incentive Stock Option.

8.       Amendment of Plan

         The Committee, within its discretion, shall have authority to amend the Plan and the terms of any Stock Option issued hereunder at any time, subject to any required stockholder approval or any stockholder approval that the Committee may deem advisable for any reason, such as for the purpose of obtaining or retaining the statutory or regulatory benefits under tax, securities or other laws as satisfying any applicable stock exchange or Nasdaq listing requirement. The Committee may not, without the consent of the option holder alter or impair any right or obligation under any Stock Option previously granted under the Plan, except as specifically authorized herein.

9.       Rights of a Shareholder

         The recipient of any Stock Option under the Plan, unless otherwise provided by the Plan or the Stock Option agreement, shall have no rights as a shareholder unless and until certificates for shares of Common Stock are issued and delivered to him.

10.      No Guaranty of Employment or Participation

         Nothing contained in the Plan or in any Stock Option agreement entered into pursuant to the Plan shall confer upon any option holder the right to continue in the employment of the Company or any subsidiary of the Company or affect any right that the Company or any subsidiary of the Company may have to terminate the employment of such option holder. No person shall have a right to be selected to participate in the Plan or, having been so selected, to receive any future Stock Option grants.

11.      Withholding

         Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Committee, in its sole discretion, an option holder may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of a Stock Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the option holder to the Company at the time of exercise of a Stock Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of a Stock Option. Any such election shall be irrevocable and shall be subject to termination by the Committee, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

12.      Non-Uniform Determinations

         The Committee's determinations under the Plan (including without limitation determinations of the persons to receive options, the form, amount and timing of such grants, the terms and provisions of options and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Stock Options under the Plan whether or not such persons are similarly situated.

13.      Reservation of Shares

         The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

14.      Effect on Other Plans

         Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary of the Company. Any Stock Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary of the Company unless specifically provided.

15.      Forfeiture

         Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any option holder, that the option holder has been engaged in fraud, embezzlement, theft or commission of a felony or retention by the Company or any subsidiary of the Company or that the option holder has willfully disclosed confidential information of the Company or any subsidiary of the Company and that such disclosure damaged the Company or any subsidiary of the Company, the option holder shall forfeit all unexercised Stock Options and all exercised Stock Options under which the Company has not yet delivered the certificates. The decision of the Committee in interpreting and applying the provisions of this Section 14 shall be final. No decision of the Committee, however, shall affect the finality of the discharge or termination of such option holder by the Company or any subsidiary of the Company in any manner.

16.      No Prohibition on Corporate Action

         No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Stock Options granted hereunder, and no option holder or option holder's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

17.      Indemnification

         With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his or her being or having been a member of the Committee or the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board (i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such member of the Committee or the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee or the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

18.      Miscellaneous Provisions

         A. Compliance with Plan Provisions. No option holder or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Stock Option until a written option agreement shall have been executed by the Company and the option holder and all the terms, conditions and provisions of the Plan and the Stock Option applicable to such option holder (and each person claiming under or through him) have been met.

         B. Approval by Company. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Stock Option unless the Company's General Counsel or Chief Financial Officer shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

         C. Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to awards granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

         D. Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregations of assets under the Plan.

         E. Effects of Acceptance of Stock Option. By accepting any option or other benefit under the Plan, each option holder and each person claiming under or through him shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board and/or the Committee or its delegates.

         F. Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

         G. Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Stock Options hereunder, and the other obligations of the Company hereunder shall be subject to all applicable federal and state laws, rules and regulations, and to such approval by all regulatory or governmental agencies as may be required. The Company, in its discretion, may postpone the granting and exercising of Stock Options, the issuance or delivery of Common Stock under any Stock Option, or any other action sanctioned under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule or regulation and may require any option holder to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Stock Option or to otherwise sell or issue Common Stock in violation of any such laws, rules, or regulations; and any postponement of the exercise or settlement of any Stock Option under this provision shall not extend the term of such Stock Option. The Company, the Committee and the other directors or officers of the Company shall not have any obligation or liability to an option holder with respect to any Stock Option (or Common Stock issuable thereunder) that shall lapse because of such postponement. Likewise, the Committee may postpone the exercise of Stock Options, the issuance or delivery of Common Stock under any Stock Option, and any action sanctioned under the Plan to prevent the Company or any affiliate from being denied a federal income deduction with respect to any Stock Option other than an Incentive Stock Option.

         H. Governing Law. The Plan and all stock option agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

         I. No Impact on Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in connection with any Stock Option shall be treated as compensation for purposes of calculating an option holder's rights and benefits under such plan, policy or program.

         J. No Constraint on Corporation Action. Nothing in this Plan shall be construed to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets or, except as provided in
Section 8, to limit the power or right of the Company or any affiliate to take any action which such entity deems to be necessary or appropriate.

         K. Beneficiary Designation. Each option holder under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in the event of the option holder's death. Each designation will revoke all prior designations by the same option holder, must be in a form prescribed by the Committee, and will be effective only when filed by the option holder in writing with the Committee during the option holder's lifetime. In the absence of any such designation, benefits remaining unpaid at an option holder's death shall be paid to or exercised by the option holder's surviving spouse, if any, or otherwise to or by his or her estate.